                                                                                             Exhibit 99.1

                                         Joint Filer Information

Date of Event Requiring Statement:            August 5, 2009

Issuer Name and Ticker or Trading Symbol:     Avago Technologies Limited (AVGO)

Designated Filer:                             KKR 1996 Overseas, Limited

Other Joint Filers:                           KKR Partners (International), Limited Partnership
                                              Reinhard Gorenflos
                                              Joseph Y. Bae
                                              Brian F. Carroll
                                              John K. Saer, Jr.
                                              Scott C. Nuttall
                                              Michael M. Calbert
                                              William J. Janetschek

Addresses:                                    The principal business address of the Joint Filers above is
                                              c/o Kohlberg Kravis Roberts & Co., 9 West 57th Street,
                                              New York, NY 10019, U.S.

Signatures:

         KKR 1996 Overseas, Limited

         By: /s/ William J. Janetschek
             -----------------------------------------------
             Name: William J. Janetschek
             Title: Director

         KKR Partners (International), Limited Partnership
         By: KKR 1996 Overseas, Limited, its general partner

         By: /s/ William J. Janetschek
             -----------------------------------------------
             Name: William J. Janetschek
             Title: Director

         /s/ William J. Janetschek
         --------------------------------------------
         William J. Janetschek, as attorney-in-fact for Reinhard Gorenflos

         /s/ William J. Janetschek
         --------------------------------------------
         William J. Janetschek, as attorney-in-fact for Joseph Y. Bae

         /s/ William J. Janetschek
         --------------------------------------------
         William J. Janetschek, as attorney-in-fact for Brian F. Carroll

         /s/ William J. Janetschek
         --------------------------------------------
         William J. Janetschek, as attorney-in-fact for John K. Saer, Jr.

         /s/ William J. Janetschek
         --------------------------------------------
         William J. Janetschek, as attorney-in-fact for Scott C. Nuttall

         /s/ William J. Janetschek
         --------------------------------------------
         William J. Janetschek, as attorney-in-fact for Michael M. Calbert

         /s/ William J. Janetschek
         --------------------------------------------
         William J. Janetschek